United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2021

Date of Report (Date of earliest event reported)

Mount Rainier Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40870	86-2029991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 W. 38th Street, 15th Floor New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 785-4680

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	RNERU	The Nasdaq Global Market
Common Stock, par value $0.0001 per share	RNER	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for three-fourths of one share of Common Stock at an exercise price of $11.50	RNERW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 7, 2021, Mount Rainier Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”) and one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase three-fourths of one share of Common Stock for $11.50 per share. The closing included the full exercise of the underwriter’s over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-256816) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 4, 2021 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated October 4, 2021 by and among the Company, A.G.P./Alliance Global Partners, and The Benchmark Company, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Business Combination Agreement, dated October 4, 2021 by and between the Company and A.G.P./Alliance Global Partners, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated October 4, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated October 4, 2021, by and among the Company and its officers, directors, the Company’s sponsor, DC Rainier SPV LLC (the “Sponsor”), and A.G.P./Alliance Global Partners, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated October 4, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	An Stock Escrow Agreement, dated October 4, 2021, by and between the Company, American Stock Transfer & Trust Company, LLC, and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated October 4, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated October 4, 2021, by and between the Company and Dominion Capital LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

•	Indemnification Agreements, dated October 4, 2021, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.6 and incorporated herein by reference.

•	A Private Placement Unit Subscription Agreement, dated October 4, 2021, by and between the Company and the Sponsor, the Company’s Chief Executive Officer and the Company’s Chief Financial Officer, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.

As of October 7, 2021, a total of $175,950,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 7, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor, the Company’s Chief Executive Officer and the Company’s Chief Financial Officer of an aggregate of 596,200 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $5,962,000.

The Private Units are identical to the Units sold in the IPO. The holders have agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the date the Company completes its initial business combination. The holders were also granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On October 4, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01. Other Events

On October 4, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 7, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 4, 2021, by and among the Company, A.G.P./Alliance Global Partners, as representative of the several underwriters, and The Benchmark Company, LLC

1.2	Business Combination Agreement, dated October 4, 2021, by and between the Company and A.G.P./Alliance Global Partners, as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated October 4, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated October 4, 2021, by and among the Company and its officers, directors, the Sponsor and A.G.P./Alliance Global Partners

10.2	Investment Management Trust Agreement, dated October 4, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC

10.3	Stock Escrow Agreement, dated October 4, 2021, by and between the Company, American Stock Transfer & Trust Company, LLC and the initial stockholders
10.4	Registration Rights Agreement, dated October 4, 2021, by and among the Company and certain security holders

10.5	Administrative Support Agreement, dated October 4, 2021, by and between the Company and Dominion Capital LLC

10.6	Form of Indemnity Agreement, dated October 4, 2021, by and between the Company and each of the officers and directors of the Registrant

10.7	Private Placement Unit Subscription Agreement, dated October 4, 2021, by and between the Company and the Sponsor, Matthew Kearney and Young Cho

99.1	Press Release, dated October 4, 2021

99.2	Press Release, dated October 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2021

MOUNT RAINIER ACQUISITION CORP.

By:	/s/ Matthew Kearney
Name:	Matthew Kearney
Title:	Chief Executive Officer and Chairman